EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacific Ventures Group, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shannon Masjedi, Chief Operating Officer, Secretary and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

PACIFIC VENTURES GROUP, INC.

Date: April 12, 2017	By:	/S/ Robert Smith
President and CEO
Principal Executive Officer

Date: April 12, 2017	By:	/S/ Ira Unterman
Chief Financial Officer
Principal Financial Officer

Date: April 12, 2017	By:	/S/ Shannon Masjedi
Chief Operating Officer, Secretary and Director